UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2025

EMEREN GROUP LTD

(Exact name of Registrant as Specified in Its Charter)

British Virgin Islands	001-33911	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

149 Water Street, Suite 302 Norwalk, Connecticut	06854
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: +1 925-425-7335

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 10 ordinary shares, no par value per share	SOL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 9, 2025, Emeren Group Ltd (the “Company”) held a general meeting (the “Meeting”) of its shareholders to consider the three proposals described in further detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on October 14, 2025. The three proposals related to the following:

•	Proposal No. 1: to authorize and approve the Agreement and Plan of Merger dated June 18, 2025, as amended by an amendment agreement dated September 2, 2025 (the “Merger Agreement”), by and among Shurya Vitra Ltd. (“Parent”), Emeren Holdings Ltd., a wholly owned subsidiary of Parent (“Merger Sub”), and the Company, the articles of merger and the plan of merger to be filed with the Registrar of Corporate Affairs of the British Virgin Islands in order to give effect to the merger of Merger Sub with and into the Company (the “Merger”), with the Company continuing as the surviving company and a wholly owned subsidiary of Parent, and any and all transactions contemplated by the Merger Agreement (the “Merger Agreement Proposal”);

•	Proposal No. 2: to authorize and approve, on a non-binding advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger be (the “Advisory Compensation Proposal”); and

•	Proposal No. 3: to adjourn the Meeting, if necessary or appropriate, in order to allow the Company to solicit additional proxies in the event that there are insufficient proxies received at the time of the Meeting to approve the Merger Agreement Proposal and the Advisory Compensation Proposal (the “Adjournment Proposal”).

The Merger Agreement Proposal was approved, with 92.8% of the votes cast in favor of the proposal, as follows:

For	Against	Abstain	Broker Non-Votes
255,113,810	19,948,850	403,140	0

The Advisory Compensation Proposal was approved, with 91.1% of the votes cast in favor of the proposal, as follows:

For	Against	Abstain	Broker Non-Votes
250,033,000	24,555,340	607,580	0

Because the Merger Agreement Proposal and the Advisory Compensation Proposal were approved, it was not necessary to address the Adjournment Proposal.

No other business properly came before the Meeting.

Item 8.01 Other Events.

The document attached as Exhibit 99.1 to this Current Report on Form 8-K is hereby incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibits Index

Exhibit No.	Description

99.1	Press Release of Emeren Group Ltd, issued on December 9, 2025

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMEREN GROUP LTD

Date: December 10, 2025	By:	/s/ Ke Chen
Ke Chen
Chief Financial Officer